Certain Information Regarding Equity Compensation Arrangements
                          Not Approved by Stockholders
              (Pursuant to Regulation S-B, Item 601(b)(10)(iii)(B))

                            (As of December 31, 2003)

A total of 1,066,612 shares of Common Stock of the registrant are subject to issuance pursuant to options granted to a total of eight recipients outside of a plan or agreement approved by stockholders of the registrant (other than grants to directors and officers (as defined in Securities Exchange Act Rule 16a-1(f)).

The option agreements used for these grants are materially similar (other than with respect to exercise price, number of underlying shares and vesting), and the forms of option agreements used for these grants have been filed as exhibits to the registrant's filings with the SEC as follows:

      1. Form of Non-Qualified Option Agreement granted under the 2000 Stock Option Plan, filed as exhibit 4.3 to Registrant's registration statement on Form S-8 filed in January 2000.

      2. Form of Non-Qualified Option Agreement granted outside of a Plan, filed as exhibit 4.4 to Registrant's registration statement on Form S-8 filed in January 2000.

      3. Form of Stock Option Agreement pursuant to 2001 Non-Qualified Stock Option Plan, filed as an exhibit to Registrant's report on Form 10-K for the year ended December 31, 2001.

Set forth below is a schedule of number of underlying shares, vesting provisions and exercise price of these options. The options expire seven years from vesting, except as indicated on the schedule.

                                                            Vesting Provisions
                                           -------------------------------------------------
# of underlying
shares                  Grant Date         # of Shares                         Vesting Date       Exercise Price
----------------------------------------------------------------------------------------------------------------
         300,000            1/16/2002        100,000                            1/16/2002               0.2600
                                              50,000                            10/1/2003               0.2600
                                              50,000CV PMA approval
                                              50,000Drug del. Pre-clin. Start
                                              50,000Drug del. IND approval
---------------------------------------------------------------------------------------
         120,000           12/17/1999        120,000                            12/27/1999              0.2500
          85,714            4/10/2000         85,714                            4/10/2000               0.3500
----------------------------------------------------------------------------------------------------------------
         100,000 *          5/28/1998         20,000                            12/1/1995               2.0000
                                              40,000                            10/3/2003               2.0000
                                              40,000                               PMA                  2.0000
           17,336          12/31/1998         17,336                            3/31/1999               0.0700
           22,295           1/15/1999         22,295                            3/31/1999               0.0500
            6,500           3/31/1999          6,500                            3/31/1999               0.1900
            8,210           3/15/1999          8,210                            3/31/1999               0.1500
            6,782           4/15/1999          6,782                            4/30/1999               0.1800
            8,625           5/15/1999          8,625                            5/31/1999               0.1400
           50,000            6/6/2001         50,000                             6/6/2001               0.2700
           25,000           8/23/2001         25,000                            8/23/2001               0.2000
           39,000          12/31/2001         39,000                           12/31/2001               0.1600
          100,000           3/18/2003        100,000                            3/18/2003               0.0900
----------------------------------------------------------------------------------------------------------------
            8,001          12/31/1998          8,001                            3/31/1999               0.0700
----------------------------------------------------------------------------------------------------------------
            9,389            1/1/1999          9,389                            3/31/1999               0.0700
           12,614           1/15/1999         12,614                            3/31/1999               0.0500
            1,531            2/4/1999          1,531                            3/31/1999               0.2025
            1,768           3/15/1999          1,768                            3/31/1999               0.1500
            3,846           4/27/1999          3,846                            4/30/1999               0.1950
----------------------------------------------------------------------------------------------------------------
           35,000**         5/28/1998         17,500REPEL-CV PMA Approval
                                              17,5001st Anniversary of
                                                    PMA Approval
           34,000           1/15/2002         34,000                            1/15/2002               0.2600
----------------------------------------------------------------------------------------------------------------
           35,000 **        5/28/1998         17,500REPEL-CV PMA Approval
                                              17,5001st Anniversary of
                                                    PMA Approval
           34,000           1/15/2002         34,000                            1/15/2002               0.2600
            2,000             2/15/99          2,000                              3/31/99               0.1875
----------------------------------------------------------------------------------------------------------------

1*        Expires 10 years from vesting.
**        Expires 5 years from vesting.


In addition, a total of 5,257,153 shares of Common Stock of the registrant are subject to issuance pursuant to options granted to directors and officers of the registrant outside of a plan or agreement approved by stockholders. Of these, a portion was granted to persons who were serving as consultants and not directors or officers at the time, but either later became or previously were directors or officers.

The option agreements used for these grants are materially similar (other than with respect to exercise price, number of underlying shares and vesting). The forms of option agreements used for these grants is attached hereto, together with signature pages, containing information as to exercise price, number of underlying shares and vesting terms, for each separate grant to current directors  and  officers.  In lieu  of  including  signature  pages  for  former directors and officers, a schedule of the material terms of currently outstanding grants to former directors and officers is set forth below.

         FORMER
     DIRECTORS AND
        OFFICERS
          Name              Grant Date           # of Shares           Vesting Date         Exercise Price
----------------------------------------------------------------------------------------------------------------
             Karazin        12/31/1998               20,000            3/31/1999                0.0900
             Karazin        5/31/1999                16,125            5/31/1999                0.1400
----------------------------------------------------------------------------------------------------------------
            Moskowitz       5/27/1999               252,322            5/27/1999                0.1480
            Moskowitz       5/28/1998               100,000            5/28/1998                2.0000
            Moskowitz       5/27/1999                47,864            5/27/1999                2.0000
            Moskowitz       5/27/1999               141,160            5/27/1999                1.0000
            Moskowitz       5/27/1999                 8,840            5/27/1999                2.0000
            Moskowitz       5/27/1999                 2,136            5/27/1999                4.7500
            Moskowitz       5/5/1999                100,000            5/5/1999                 1.0000
            Moskowitz       6/15/1999                 5,940            6/15/1999                0.2500
            Moskowitz       10/12/2000               50,000            10/12/2000               0.0900
----------------------------------------------------------------------------------------------------------------
               Gold         6/15/1999                 4,455            6/15/1999                0.2500
               Gold         3/9/2000                  1,000            9/9/1999                 0.1875
----------------------------------------------------------------------------------------------------------------
              Eklund        5/28/1998                50,000            5/28/1998                2.0000
              Eklund        5/28/1998                47,500            6/18/1997                2.0000
              Eklund        5/28/1998                 2,500            6/18/1997                4.7500
              Eklund        5/5/1999                 50,000            5/5/1999                 1.0000
              Eklund        3/9/2000                  1,000            9/9/1999                 0.1875
              Eklund        3/9/2000                    522            3/9/2000                 0.3600
              Eklund        4/11/2000                 1,200            4/11/2000                0.1600
              Eklund        10/11/2000                8,333            10/11/2000               0.0230
              Eklund        8/23/2001                10,000            8/23/2001                0.2000
----------------------------------------------------------------------------------------------------------------

                           LIFE MEDICAL SCIENCES, INC.
                             STOCK OPTION AGREEMENT

                          (NON-QUALIFIED STOCK OPTION)

      AGREEMENT entered into as of the date set forth on the signature page hereto by and between Life Medical Sciences, Inc., a Delaware corporation, with a principal place of business at 379 Thornall St., Edison, New Jersey (together with its subsidiaries, if any, the "Company"), and the undersigned (the "Optionee").

      WHEREAS, the Company desires to grant to the Optionee a non-qualified stock option to acquire shares of the Company's Common Stock, $.001 par value (the "Shares"); and

      NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Optionee hereby agree as follows:

      1. Grant of Option.

      The Company hereby grants to the Optionee a non-qualified stock option (the "Option") to purchase all or any part of an aggregate of the number of Shares set forth on the signature page to this Agreement on the terms and conditions hereinafter set forth. The Option shall NOT be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      2. Purchase Price.

      The purchase price ("Purchase Price") for the Shares covered by the Option shall be the dollar amount per share set forth on the signature page to this Agreement.

      3. Time of Vesting and Exercise of Option.

      Subject to Section 4 hereof, the Option shall vest and become exercisable on the dates and as to the installment amounts set forth on the signature page to this Agreement. To the extent the Option (or any portion thereof) is not exercised by the Optionee when it becomes exercisable, it shall not expire, but shall be carried forward and shall be exercisable, on a cumulative basis, until the Expiration Date (as hereinafter defined) or until earlier termination as hereinafter provided.

      4. Term; Extent of Exercisability.

      (a)   Term.

            (i) The Option shall expire as to each installment amount on the date set forth next to each such amount on the signature page to this Agreement (the "Expiration Date"), subject to earlier termination as herein provided.

            (ii) Except as otherwise provided in this Section 4, if the Optionee ceases to perform services for the Company, the Option shall terminate on the earlier of the last day of the third month or ninety days after the date such Optionee ceases to perform services for the Company, or on the date on which the Option expires by its terms, whichever occurs first.

            (iii) If such termination to perform services is because of dismissal for cause or because the Optionee is in breach of any employment agreement, such Option will terminate on the date the Optionee ceases to perform services for the Company.

            (iv) If such termination to perform services is because the Optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the last day of the twelfth month from the date such Optionee ceases to perform services for the Company, or on the date on which the Option expires by its terms, whichever occurs first.

            (v) In the event of the death of the Optionee, the Option granted to such Optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the Option expires by its terms, whichever occurs first.

      (b)   Extent of Exercisability.

            (i) Except as provided below, if the Optionee ceases to perform services for the Company, the Option shall be exercisable only to the extent that the right to purchase Shares under such Option has accrued and is in effect on the date such Optionee ceases to perform services for the Company.

            (ii) If the Optionee ceases to perform services for the Company because he or she has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), the Option shall be exercisable to the full number of Shares covered by such Option.

            (iii) In the event of the death of the Optionee, the Option may be exercised with respect to the full number of Shares covered thereby whether or not under the provisions of Section 3 hereof the Optionee was entitled to do so at the date of his or her death, by the estate of such Optionee, or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such Optionee.

5.    Manner of Exercise of Option.

      (a) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares as to which the Option is being exercised and accompanied by payment in full for such Shares. No partial exercise may be made for less than one hundred (100) full Shares of Common Stock. Payment shall be made in accordance with the terms of the Amended and Restated 1992 Stock Option Plan. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not less than thirty (30) and not more than ninety
      (90) days from the date of receipt of the notice by the Company.

      (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its Common Stock as will be sufficient to satisfy the requirements of the Option.

6.    Non-Transferability.

      The right of the Optionee to exercise the Option shall not be assignable or transferable by the Optionee otherwise than by will or the laws or descent and distribution or pursuant to a domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, and the Option may be exercised during the lifetime of the Optionee only by him or her. The Option shall be null and void and without effect upon the bankruptcy of the Optionee or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

7.    Representation Letter and Investment Legend.

      In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 (" 1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

8.    Adjustments on Changes in Capitalization.

      Adjustments on changes in capitalization and the like shall be made in accordance with the Amended and Restated 1992 Stock Option Plan, as in effect on the date of this Option.

9.    No Special Employment Rights.

      The provisions of this Section 9 are applicable only to Optionees who are employees of the Company. Nothing contained or this Option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee for the period within which this Option may be exercised. However, during the period of the Optionee's employment, the Optionee shall render diligently and faithfully the services which are assigned to the Optionee from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

10.   Rights as a Stockholder.

      The Optionee shall have no rights as a stockholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Optionee.

11.   Withholding Taxes.

      Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for the Shares. The Company may agree to permit the Optionee to authorize the Company to withhold Shares of Common Stock purchased upon exercise of the Option to satisfy the above-mentioned withholding requirement; provided, however, no such agreement may be made by an Optionee who is an officer or director within the meaning of
Section 16 of the Securities Exchange Act of 1934, as amended, except pursuant to a standing election to so withhold Shares of Common Stock purchased upon exercise of the Option, such election to be made in the form set forth in
Exhibit 2 hereto and to be made not less than six (6) months prior to such exercise. Such election may be revoked only upon providing six (6) months prior written notice to the Company.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 28th DAY OF May 1998.


                                       LIFE MEDICAL SCIENCES, INC.


                                       By:
                                          --------------------------------------
                                       Title: President & Chief Executive
                                              Officer


                                       OPTIONEE:

                                       Print Name:      Eli Pines
                                       Sign Name:
                                          --------------------------------------

                                       Address:
                                          --------------------------------------

                                       Social Security Number:



                               OPTION INFORMATION

Total Number of Shares Underlying Option: 30,000

Purchase Price Per Share: $2.00


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE              NUMBER OF SHARES               EXPIRATION DATE
      June 17, 1997                  15,000                     June 17, 2004
      June 17, 1998                  15,000                     June 17, 2005

                                    EXHIBIT 1

                            TO STOCK OPTION AGREEMENT

Gentlemen:

      In connection with the exercise by me of an option to purchase shares of Common Stock, $.001 par value, of Life Medical Sciences, Inc. (the "Company"), I hereby acknowledge that I have been informed as follows:

      1. The shares of Common Stock of the Company to be issued to me pursuant to the exercise of said option (the "Shares") have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, accordingly, must be held indefinitely unless the Shares are subsequently registered under the Securities Act, or an exemption from such registration is available.

      2. Routine sales of securities made in reliance upon Rule 144 under the Securities Act can be made only after the holding period provided by that Rule has been satisfied, and, in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the Securities Act will be required.

      3. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

      In consideration of the issuance of certificates for the Shares to me, I hereby represent and warrant that I am acquiring the Shares for my own account for investment, and that I will not sell, pledge or transfer the Shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Securities Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the Shares to be issued to me, and to all certificates issued hereafter representing the Shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and were acquired by the registered holder pursuant to a representation and warranty that such holder was acquiring the Shares for his own account and for investment, with no intention of transfer or disposition of the same in violation of the registration requirements of that Act. These securities may not be sold, pledged, or transferred in the absence of an effective registration statement under such Act, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under such Act."

      I further agree that the Company may place a stop transfer order with its transfer agent, prohibiting the transfer of the Shares, so long as the legend remains on the certificates representing the Shares.


                                          Very truly yours,


Dated: _____________

                                    EXHIBIT 2

                            TO STOCK OPTION AGREEMENT

Gentlemen:

      The undersigned Optionee hereby elects and agrees that, whenever the undersigned exercises a stock option (including any options which now or may hereafter be granted), Life Medical Sciences, Inc. (the "Company") shall withhold from that exercise such number of Shares equal in value to the federal and state withholding taxes due upon such exercise. The undersigned further acknowledges and agrees that this election may not be revoked without six (6) months' prior written notice to the Company.


                                          OPTIONEE:

                                          (Signature)


                                          (Print Name)

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 5th DAY OF May 1999.


                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President and Chief Executive Officer


                                   OPTIONEE

                                   Print Name:     Edward A. Celano

                                   Sign Name: _______________________________

                                   Address:

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        50,000
Purchase Price Per Share:        $1.00


                          VESTING & EXPIRATION SCHEDULE

     VESTING DATE                   NUMBER OF SHARES           EXPIRATION DATE
     May 5, 1999                        50,000                   May 5, 2006

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 5th DAY OF May 1999.


                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President & Chief Executive Officer


                                   OPTIONEE:

                                   Print Name: Irwin M. Rosenthal
                                   Sign Name:

                                   Address:  __________________________________

                                   __________________________________________

                                   Social Security Number:



                               OPTION INFORMATION

Total Number of Shares Underlying Option:        50,000
Purchase Price Per Share:        $1.00


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES              EXPIRATION DATE
      May 5, 1999                     50,000                       May 5, 2006

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 5th DAY OF May 1999.


                                    LIFE MEDICAL SCIENCES, INC.


                                    By:
                                    Title:  President & Chief Executive Officer


                                    OPTIONEE:

                                    Print Name:      Walter R. Maupay
                                    Sign Name:

                                    Address:
                                       _________________________________________

                                    Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        50,000
Purchase Price Per Share:        $1.00


                         VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
       May 5, 1999                     50,000                     May 5, 2006

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Grantee has hereunto set his or her hand, all as of the April 23, 2002.


                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:   Chairman, President and CEO


                                   GRANTEE

                                   Print Name:       Irwin Rosenthal

                                   Sign Name: _______________________________

                                   Address:__________________________________

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option: 50,000
Purchase Price Per Share:  $0.19


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE

      April 23, 2002                   50,000                    April 23, 2009

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Grantee has hereunto set his or her hand, all as of the April 23, 2003.

                                    LIFE MEDICAL SCIENCES, INC.


                                    By:
                                    Title:   Chairman, President and CEO


                                    GRANTEE

                                    Print Name:      Irwin Rosenthal

                                    Sign Name: _______________________________

                                    Address:__________________________________

                                      _______________________________________

                                    Social Security Number: ____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option: 50,000
Purchase Price Per Share:  $0.30

                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE

      April 23, 2003                  50,000                    April 23, 2010

                           LIFE MEDICAL SCIENCES, INC.
                             STOCK OPTION AGREEMENT
                 UNDER THE 2000 NON-QUALIFIED STOCK OPTION PLAN

                          (NON-QUALIFIED STOCK OPTION)

      AGREEMENT entered into as of the date set forth on the signature page hereto by and between Life Medical Sciences, Inc., a Delaware corporation, with a principal place of business at 379 Thornall St., Edison, New Jersey (together with its subsidiaries, if any, the "Company"), and the undersigned (the "Optionee").


      WHEREAS, the Company desires to grant to the Optionee a non-qualified stock option under the Company's 2000 Non-Qualified Stock Option Plan (the "2000 Plan") to acquire shares of the Company's Common Stock, $.001 par value (the "Shares"); and

      WHEREAS, the 2000 Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

      NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Optionee hereby agree as follows:


      1. Grant of Option.

      The Company hereby grants to the Optionee a non-qualified stock option (the "Option") under the 2000 Plan to purchase all or any part of an aggregate of the number of Shares set forth on the signature page to this Agreement on the terms and conditions hereinafter set forth. The Option shall NOT be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      2. Purchase Price.

      The purchase price ("Purchase Price") for the Shares covered by the Option shall be the dollar amount per share set forth on the signature page to this Agreement.

      3. Time of Vesting and Exercise of Option.

      Subject to Section 4 hereof, the Option shall vest and become exercisable on the dates and as to the installment amounts set forth on the signature page to this Agreement. To the extent the Option (or any portion thereof) is not exercised by the Optionee when it becomes exercisable, it shall not expire, but shall be carried forward and shall be exercisable, on a cumulative basis, until the Expiration Date (as hereinafter defined) or until earlier termination as hereinafter provided.

      4. Term; Extent of Exercisability.

      (a)   Term.

            (i) The Option shall expire as to each installment amount on the date set forth next to each such amount on the signature page to this Agreement (the "Expiration Date"), subject to earlier termination as herein provided.

            (ii) If such termination to perform services is because of dismissal for cause or because the Optionee is in breach of any employment or consulting agreement, such Option will terminate on the date the Optionee ceases to perform services for the Company.

            (iii) In the event of the death of the Optionee, the Option granted to such Optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the Option expires by its terms, whichever occurs first.

      5. Manner of Exercise of Option.

            (a) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares as to which the Option is being exercised and accompanied by payment in full for such Shares. No partial exercise may be made for less than one hundred (100) full Shares of Common Stock. Payment shall be made in accordance with the terms of the 2000 Plan. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not less than fifteen (15) and not more than forty-five (45) days from the date of receipt of the notice by the Company.

            (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its Common Stock as will be sufficient to satisfy the requirements of the Option.

      6. Non-Transferability.

      The right of the Optionee to exercise the Option shall not be assignable or transferable by the Optionee otherwise than by will or the laws or descent and distribution or pursuant to a domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, and the Option may be exercised during the lifetime of the Optionee only by him or her. The Option shall be null and void and without effect upon the bankruptcy of the Optionee or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

      7. Representation Letter and Investment Legend.

      In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 (" 1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

      8. Adjustments on Changes in Capitalization.

      Adjustments on changes in capitalization and the like shall be made in accordance with the 2000 Plan, as in effect on the date of this Option.

      9. No Special Employment Rights.

      The provisions of this Section 9 are applicable only to Optionees who are employees of the Company. Nothing contained in this Option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee for the period within which this Option may be exercised. However, during the period of the Optionee's employment, the Optionee shall render diligently and faithfully the services which are assigned to the Optionee from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

      10. Rights as a Stockholder.

      The Optionee shall have no rights as a stockholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Optionee.

      11. Withholding Taxes.

      Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for the Shares. The Company may agree to permit the Optionee to authorize the Company to withhold Shares of Common Stock purchased upon exercise of the Option to satisfy the above-mentioned withholding requirement; provided, however, no such agreement may be made by an Optionee who is an officer or director within the meaning of
Section 16 of the Securities Exchange Act of 1934, as amended, except pursuant to a standing election to so withhold Shares of Common Stock purchased upon exercise of the Option, such election to be made in the form set forth in
Exhibit 2 hereto and to be made not less than six (6) months prior to such exercise. Such election may be revoked only upon providing six (6) months prior written notice to the Company.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 17TH DAY OF OCTOBER, 2000.


                                  LIFE MEDICAL SCIENCES, INC.


                                  By:
                                  Title:   Chairman, President & CEO


                                  OPTIONEE

                                  Print Name:  Irwin Rosenthal

                                  Sign Name: _______________________________

                                  Address:

                                    _______________________________________

                                  Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:           100,000
Purchase Price Per Share:        $0.09


                          VESTING & EXPIRATION SCHEDULE

        VESTING DATE               NUMBER OF SHARES             EXPIRATION DATE
      October 12, 2000                 100,000                  October 12, 2007

                                    EXHIBIT 1

                            TO STOCK OPTION AGREEMENT

Gentlemen:

      In connection with the exercise by me of an option to purchase shares of Common Stock, $.001 par value, of Life Medical Sciences, Inc. (the "Company"), I hereby acknowledge that I have been informed as follows:


      1. The shares of Common Stock of the Company to be issued to me pursuant to the exercise of said option (the "Shares") have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, accordingly, must be held indefinitely unless the Shares are subsequently registered under the Securities Act, or an exemption from such registration is available.

      2. Routine sales of securities made in reliance upon Rule 144 under the Securities Act can be made only after the holding period provided by that Rule has been satisfied, and, in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the Securities Act will be required.

      3. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

      In consideration of the issuance of certificates for the Shares to me, I hereby represent and warrant that I am acquiring the Shares for my own account for investment, and that I will not sell, pledge or transfer the Shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Securities Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the Shares to be issued to me, and to all certificates issued hereafter representing the Shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and were acquired by the registered holder pursuant to a representation and warranty that such holder was acquiring the Shares for his own account and for investment, with no intention of transfer or disposition of the same in violation of the registration requirements of that Act. These securities may not be sold, pledged, or transferred in the absence of an effective registration statement under such Act, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under such Act."

      I further agree that the Company may place a stop transfer order with its transfer agent, prohibiting the transfer of the Shares, so long as the legend remains on the certificates representing the Shares.


                                   Very truly yours,

Dated: _____________

                                    EXHIBIT 2

                            TO STOCK OPTION AGREEMENT

Gentlemen:

      The undersigned Optionee hereby elects and agrees that, whenever the undersigned exercises a stock option (including any options which now or may hereafter be granted), Life Medical Sciences, Inc. (the "Company") shall withhold from that exercise such number of Shares equal in value to the federal and state withholding taxes due upon such exercise. The undersigned further acknowledges and agrees that this election may not be revoked without six (6) months' prior written notice to the Company.

                                   OPTIONEE:


                                   (Signature)


                                   (Print Name)

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 17TH DAY OF OCTOBER, 2000.


                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:   Secretary


                                   OPTIONEE

                                   Print Name:  Robert P. Hickey

                                   Sign Name: _______________________________

                                   Address:

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:           100,000
Purchase Price Per Share:        $0.09


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      October 12, 2000                 100,000                  October 12, 2007

                           LIFE MEDICAL SCIENCES, INC.
                             STOCK OPTION AGREEMENT
                 UNDER THE 2001 NON-QUALIFIED STOCK OPTION PLAN

                          (NON-QUALIFIED STOCK OPTION)

      AGREEMENT entered into as of the date set forth on the signature page hereto by and between Life Medical Sciences, Inc., a Delaware corporation, with a business address of PO Box 219, Little Silver, New Jersey (together with its subsidiaries, if any, the "Company"), and the undersigned (the "Grantee").

      WHEREAS, the Company desires to grant to the Grantee a non-qualified stock option under the Company's 2001 Non-Qualified Stock Option Plan (the "2001 Plan") to acquire shares of the Company's Common Stock, $.001 par value (the "Shares"); and

      WHEREAS, the 2001 Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

      NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Grantee hereby agree as follows:

      1. Grant of Option.

      The Company hereby grants to the Grantee a non-qualified stock option (the "Option") under the 2001 Plan to purchase all or any part of an aggregate of the number of Shares set forth on the signature page to this Agreement on the terms and conditions hereinafter set forth. The Option shall NOT be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      2. Purchase Price.

      The purchase price ("Purchase Price") for the Shares covered by the Option shall be the dollar amount per share set forth on the signature page to this Agreement.

      3. Time of Vesting and Exercise of Option.

      Subject to Section 4 hereof, the Option shall vest and become exercisable on the dates and as to the installment amounts set forth on the signature page to this Agreement. To the extent the Option (or any portion thereof) is not exercised by the Grantee when it becomes exercisable, it shall not expire, but shall be carried forward and shall be exercisable, on a cumulative basis, until the Expiration Date (as hereinafter defined) or until earlier termination as hereinafter provided.

      4. Term; Extent of Exercisability.

      (a) Term.

            (i) The Option shall expire as to each installment amount on the date set forth next to each such amount on the signature page to this Agreement (the "Expiration Date"), subject to earlier termination as herein provided.

            (ii) In the event a Grantee's employment or service is terminated by the Company for any reason other than "disability", death or for "cause" (collectively, a "Termination without cause"), any Option held by the Grantee shall become one hundred percent vested and fully exercisable for the one year period, except in the case of the first year of an Option's term in which case the exercise period shall be two years, after the date on which the Grantee's employment or service is terminated by the Company, but in any event no later than the date of expiration of the Option term.

            (iii) In the event the Grantee's employment or service is terminated by the Company for "cause", any Option held by the Grantee shall terminate as of the date the Grantee's employment or service is terminated by the Company and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.

            (iv) In the event the Grantee's employment or service is terminated by the Company on account of Grantee's "disability", any Option held by the Grantee shall become one hundred percent vested and fully exercisable by the Grantee and shall terminate unless exercised within one year after the date on which the Grantee's employment or service is terminated by the Company, but in any event no later than the date of expiration of the Option term.

            (v) In the event of the death of the Grantee, any Option held by the Grantee shall become one hundred percent vested and fully exercisable by the Grantee and shall terminate unless exercised within the later to occur of one year after the date on which the Grantee's employment or service is terminated by the Company or six months after the probate of the Grantee's estate, but in any event, no later than the date of expiration of the Option term.

            (vi) In the event a Grantee terminates his or her employment with or services to the Company at his or her own volition, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within six months, except in the case of the first year of an Option's term in which case the exercise period shall be one year, after the date on which the Grantee's employment with or service to the Company is terminated, but in no event later than the date of expiration of the Option term. Any of the Grantee's Options that are not exercisable as of the date on which the Grantee's employment with or service to the Company is terminated shall terminate as of such date unless the Committee determines otherwise.

            (vii) Notwithstanding the provisions of Section 4(a)(ii) above, if the Grantee's employment or service is terminated by the Company on account of a "termination without cause" during the one year period following a Change of Control, as such term is defined in the 2001 Plan, any Option held by the Grantee shall become one hundred percent vested and fully exercisable for the two year period after the date on which the Grantee's employment or service is terminated by the Company, but in no event later than the date of expiration of the Option term.

            (viii) For purposes of this Section 4(a):

            (A) The term "Company" shall mean the Company and its parent and subsidiary corporations, or any successor thereto.

            (B) The term "disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code.

            (C) The term "termination for cause" shall mean, except to the extent specified otherwise by the Committee that the Grantee has materially breached his or her employment or service contract with the Company, or has been engaged in fraud, embezzlement, theft, commission of a felony in the course of his or her employment or service which is injurious to the Company, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information. If this clause (C) conflicts with the definition of "Cause" or "termination for cause" (or any similar definition) in an employment or service agreement between the Company and the Grantee, the terms of the employment or service agreement shall govern.

      5. Manner of Exercise of Option.

      (a) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares as to which the Option is being exercised and accompanied by payment in full for such Shares. No partial exercise may be made for less than one hundred (100) full Shares of Common Stock. Payment shall be made in accordance with the terms of the 2001 Plan. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not less than fifteen
      (15) and not more than forty-five (45) days from the date of receipt of the notice by the Company.

      (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its Common Stock as will be sufficient to satisfy the requirements of the Option.

      6. Non-Transferability.

      Except as provided below, only the Grantee or his or her authorized representative may exercise rights under an Option. A Grantee may not transfer options except (i) by will, (ii) by the laws of descent and distribution, (iii) to the Company (as contemplated by Rule 16b-3 of the Exchange Act, (iv) pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder), or (v) as otherwise permitted by the Committee. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Option under the Grantee's will or under the applicable laws of descent and distribution.

      7. Representation Letter and Investment Legend.

      In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 (" 1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

      8. Adjustments on Changes in Capitalization.

      Adjustments on changes in capitalization and the like shall be made in accordance with the 2001 Plan, as in effect on the date of this Option.

      9. No Special Employment Rights.

      The provisions of this Section 9 are applicable only to Grantees who are employees of the Company. Nothing contained in this Option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Grantee for the period within which this Option may be exercised. However, during the period of the Grantee's employment, the Grantee shall render diligently and faithfully the services which are assigned to the Grantee from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

      10. Rights as a Stockholder.

      The Grantee shall have no rights as a stockholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Grantee.

      11. Withholding Taxes.

      Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Grantee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for the Shares. The Company may agree to permit the Grantee to authorize the Company to withhold Shares of Common Stock purchased upon exercise of the Option to satisfy the above-mentioned withholding requirement; provided, however, no such agreement may be made by an Grantee who is an officer or director within the meaning of
Section 16 of the Securities Exchange Act of 1934, as amended, except pursuant to a standing election to so withhold Shares of Common Stock purchased upon exercise of the Option, such election to be made in the form set forth in
Exhibit 2 hereto and to be made not less than six (6) months prior to such exercise. Such election may be revoked only upon providing six (6) months prior written notice to the Company.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Grantee has hereunto set his or her hand, all as of the 21st day of March, 2002.


                                    LIFE MEDICAL SCIENCES, INC.


                                    By:
                                    Title:   Chairman, President and CEO


                                    GRANTEE

                                    Name: Richard L. Franklin, MD

                                    Sign Name: _______________________________

                                    Address:__________________________________

                                      _______________________________________

                                    Social Security Number: ____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option: 3,000,000
Purchase Price Per Share:  $0.12


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE

      March 21, 2002                  1,000,000                  March 21,2009
      March 21, 2003                  1,000,000                  March 21, 2010
      March 21, 2004                  1,000,000                  March 21, 2011

                                    EXHIBIT 1

                            TO STOCK OPTION AGREEMENT

Gentlemen:

      In connection with the exercise by me of an option to purchase shares of Common Stock, $.001 par value, of Life Medical Sciences, Inc. (the "Company"), I hereby acknowledge that I have been informed as follows:


      1. The shares of Common Stock of the Company to be issued to me pursuant to the exercise of said option (the "Shares") have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, accordingly, must be held indefinitely unless the Shares are subsequently registered under the Securities Act, or an exemption from such registration is available.

      2. Routine sales of securities made in reliance upon Rule 144 under the Securities Act can be made only after the holding period provided by that Rule has been satisfied, and, in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the Securities Act will be required.

      3. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

      In consideration of the issuance of certificates for the Shares to me, I hereby represent and warrant that I am acquiring the Shares for my own account for investment, and that I will not sell, pledge or transfer the Shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Securities Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the Shares to be issued to me, and to all certificates issued hereafter representing the Shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and were acquired by the registered holder pursuant to a representation and warranty that such holder was acquiring the Shares for his own account and for investment, with no intention of transfer or disposition of the same in violation of the registration requirements of that Act. These securities may not be sold, pledged, or transferred in the absence of an effective registration statement under such Act, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under such Act."

      I further agree that the Company may place a stop transfer order with its transfer agent, prohibiting the transfer of the Shares, so long as the legend remains on the certificates representing the Shares.


                                   Very truly yours,

Dated: _____________

                                    EXHIBIT 2

                            TO STOCK OPTION AGREEMENT

Gentlemen:

      The undersigned Grantee hereby elects and agrees that, whenever the undersigned exercises a stock option (including any options which now or may hereafter be granted), Life Medical Sciences, Inc. (the "Company") shall withhold from that exercise such number of Shares equal in value to the federal and state withholding taxes due upon such exercise. The undersigned further acknowledges and agrees that this election may not be revoked without six (6) months' prior written notice to the Company.

                                   GRANTEE:

                                   (Signature)


                                   (Print Name)

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Grantee has hereunto set his or her hand, all as of the 21st day of March, 2002.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  Secretary


                                   GRANTEE

                                   Name: Robert P. Hickey

                                   Sign Name: _______________________________

                                   Address:__________________________________

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option: 1,500,000
Purchase Price Per Share:  $0.12


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE

      March 21, 2002                    500,000                 March 21,2009
      March 21, 2003                    500,000                 March 21, 2010
      March 21, 2004                    500,000                 March 21, 2011

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Grantee has hereunto set his or her hand, all as of the 21st day of March, 2002.


                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:   Chairman, President and CEO


                                   GRANTEE

                                   Name: Eli Pines, PhD

                                   Sign Name: _______________________________

                                   Address:__________________________________

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option: 700,000
Purchase Price Per Share:  $0.12


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES              EXPIRATION DATE

      March 21, 2002                    233,334                   March 21,2009
      March 21, 2003                    233,333                   March 21, 2010
      March 21, 2004                    233,333                   March 21, 2011

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Grantee has hereunto set his or her hand, all as of the 9th day of June 2003.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:   President and CEO


                                   GRANTEE

                                   Print Name: David G. P. Allan

                                   Sign Name: _______________________________

                                   Address:

                                   _________________________________

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:  50,000
Purchase Price Per Share:  $0.45


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES              EXPIRATION DATE

      June 5, 2003                     50,000                     June 5, 2010

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Grantee has hereunto set his or her hand, all as of the 9th day of June 2003.


                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:   President and CEO


                                   GRANTEE

                                   Print Name: Barry R. Frankel

                                   Sign Name: _______________________________

                                   Address:

                                   _________________________________

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:  50,000
Purchase Price Per Share:  $0.45


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES              EXPIRATION DATE

      June 5, 2003                    50,000                      June 5, 2010

2001 Plan

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Grantee has hereunto set his or her hand, all as of the August 23, 2001.


                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:   Chairman, President and CEO


                                   GRANTEE

                                   Print Name: Walter R. Maupay

                                   Sign Name: _______________________________

                                   Address:__________________________________

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option: 25,000
Purchase Price Per Share:  $0.20


                          VESTING & EXPIRATION SCHEDULE

        VESTING DATE               NUMBER OF SHARES              EXPIRATION DATE

      August 23, 2001                  25,000                    August 23, 2008

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Grantee has hereunto set his or her hand, all as of the August 23, 2001.


                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:   Chairman, President and CEO


                                   GRANTEE

                                   Print Name:       Irwin Rosenthal

                                   Sign Name: _______________________________

                                   Address:__________________________________

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option: 25,000
Purchase Price Per Share:  $0.20


                          VESTING & EXPIRATION SCHEDULE

       VESTING DATE                NUMBER OF SHARES             EXPIRATION DATE

      August 23, 2001                  25,000                   August 23, 2008

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Grantee has hereunto set his or her hand, all as of the August 23, 2001.


                                    LIFE MEDICAL SCIENCES, INC.


                                    By:
                                    Title:   Chairman, President and CEO


                                    GRANTEE

                                    Print Name:      Edward Celano

                                    Sign Name: _______________________________

                                    Address:__________________________________

                                      _______________________________________

                                    Social Security Number: ____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option: 25,000
Purchase Price Per Share:  $0.20


                          VESTING & EXPIRATION SCHEDULE

       VESTING DATE                NUMBER OF SHARES            EXPIRATION DATE

      August 23, 2001                  25,000                  August 23, 2008

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 15th day of January, 1999.


                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title: Vice President & Chief Financial
                                          Officer

                                   OPTIONEE

                                   Print Name:     Eli Pines

                                   Sign Name: _______________________________

                                   Address:

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        20,580
Purchase Price Per Share:        $0.05


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
        03/31/99                       20,580                      03/31/06

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 31st day of December, 1998.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title: Vice President & Chief Financial
                                          Officer


                                   OPTIONEE

                                   Print Name:     Robert P. Hickey

                                   Sign Name: _______________________________

                                   Address:

                                       _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        20,000
Purchase Price Per Share:        $0.09


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES            EXPIRATION DATE
        03/31/99                       20,000                      03/31/06

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 18th DAY OF February 2000.


                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President & Chief Executive Officer


                                   OPTIONEE:

                                   Print Name:      Eli Pines
                                   Sign Name:

                                   Address:
                                      _________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:       50,000
Purchase Price Per Share:        $0.8125


                          VESTING & EXPIRATION SCHEDULE

        VESTING DATE               NUMBER OF SHARES             EXPIRATION DATE

      February 18, 2000               50,000                   February 18, 2007

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 15th day of March, 1999.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:   Vice President & Chief Financial
                                            Officer

                                   OPTIONEE

                                   Print Name:     Eli Pines

                                   Sign Name: _______________________________

                                   Address:

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        6,000
Purchase Price Per Share:        $0.1875


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
        3/31/99                        6,000                       03/31/06

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 5th DAY OF May 1999.

                                    LIFE MEDICAL SCIENCES, INC.


                                    By:
                                    Title:  President & Chief Executive Officer


                                    OPTIONEE:

                                    Print Name:      Eli Pines
                                    Sign Name:

                                    Address:
                                       _________________________________________

                                    Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:       50,000
Purchase Price Per Share:        $0.56


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE

      May 5, 1999                      50,000                     May 5, 2006

Outside Plans

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 28th DAY OF May 1998.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President & Chief Executive Officer


                                   OPTIONEE:

                                   Print Name:      Eli Pines
                                   Sign Name:

                                   Address:
                                      _________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:       30,000
Purchase Price Per Share:        $1.31


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES              EXPIRATION DATE
      May 28, 1998                      15,000                    May 28, 2005
      May 28, 1999                      15,000                    May 28, 2006

Outside Plans

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 28th DAY OF May 1998.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President & Chief Executive Officer


                                   OPTIONEE:

                                   Print Name:      Eli Pines
                                   Sign Name:

                                   Address:
                                      _________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:       46,125
Purchase Price Per Share:        $2.00


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      June 17, 1997                     23,062                   June 17, 2004
      June 17, 1998                     23,063                   June 17, 2005

Outside Plans

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 28th DAY OF May 1998.

                                    LIFE MEDICAL SCIENCES, INC.


                                    By:
                                    Title:  President & Chief Executive Officer


                                    OPTIONEE:

                                    Print Name:      Eli Pines
                                    Sign Name:

                                    Address:
                                       _________________________________________

                                    Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:       3,875
Purchase Price Per Share:        $7.00


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      June 17, 1997                     1,937                    June 17, 2004
      June 17, 1998                     1,938                    June 17, 2005

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 9th DAY OF March 2000.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President and Chief Executive Officer


                                   OPTIONEE

                                   Print Name:     Edward A. Celano

                                   Sign Name: _______________________________

                                   Address:

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        522
Purchase Price Per Share:        $0.36

                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      March 9, 2000                      522                     March 9, 2007

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 11th DAY OF April 2000.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President and Chief Executive Officer


                                   OPTIONEE

                                   Print Name:     Edward A. Celano

                                   Sign Name: _______________________________

                                   Address:

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        1,200
Purchase Price Per Share:        $0.16

                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      April 11, 2000                    1,200                    April 11, 2007

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Grantee has hereunto set his or her hand, all as of the April 23, 2002.

                                    LIFE MEDICAL SCIENCES, INC.


                                    By:
                                    Title:   Chairman, President and CEO


                                    GRANTEE

                                    Print Name: Edward A. Celano

                                    Sign Name: _______________________________

                                    Address:__________________________________

                                      _______________________________________

                                    Social Security Number: ____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option: 50,000
Purchase Price Per Share:  $0.19


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE

      April 23, 2002                     50,000                  April 23, 2009

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Grantee has hereunto set his or her hand, all as of the April 23, 2003.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:   Chairman, President and CEO


                                   GRANTEE

                                   Print Name:       Walter Maupay

                                   Sign Name: _______________________________

                                   Address:__________________________________

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option: 50,000
Purchase Price Per Share:  $0.30


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES              EXPIRATION DATE

      April 23, 2003                     50,000                  April 23, 2010

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 28th DAY OF May 1998.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President and Chief Executive Officer


                                   OPTIONEE

                                   Print Name:     Edward A. Celano

                                   Sign Name: _______________________________

                                   Address:

                                     _______________________________________

                                   Social Security Number: _____________________



                               OPTION INFORMATION

Total Number of Shares Underlying Option:        50,000
Purchase Price Per Share:        $2.00

                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES              EXPIRATION DATE
      March 5, 1997                     16,667                    March 5, 2004
      March 5, 1998                     16,667                    March 5, 2005
      March 5, 1999                     16,668                    March 5, 2006

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 28th DAY OF May 1998.

                                    LIFE MEDICAL SCIENCES, INC.


                                    By:
                                    Title: President and Chief Executive Officer


                                    OPTIONEE

                                    Print Name:     Edward A. Celano

                                    Sign Name: _______________________________

                                    Address:

                                      _______________________________________

                                    Social Security Number: ____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        100,000
Purchase Price Per Share:        $2.00


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES              EXPIRATION DATE
      May 28, 1998                      100,000                    May 28, 2005

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 15th DAY OF June 1999.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President and Chief Executive Officer


                                   OPTIONEE

                                   Print Name:     Edward A. Celano

                                   Sign Name: _______________________________

                                   Address:

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        4,455
Purchase Price Per Share:        $0.25

                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      June 15, 1999                      4,455                  June 15, 2006

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 7th DAY OF July 2000.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President and Chief Executive Officer


                                   OPTIONEE

                                   Print Name:     Edward A. Celano

                                   Sign Name: _______________________________

                                   Address:

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        3,700
Purchase Price Per Share:        $0.05

                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      July 25, 2000                     3,700                    July 25, 2007

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 1st DAY OF August 2000.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President and Chief Executive Officer


                                   OPTIONEE

                                   Print Name:     Edward A. Celano

                                   Sign Name: _______________________________

                                   Address:

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        3,700
Purchase Price Per Share:        $0.05


                          VESTING & EXPIRATION SCHEDULE

       VESTING DATE               NUMBER OF SHARES              EXPIRATION DATE
      August 1, 2000                  3,700                      August 1, 2007

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 7th DAY OF September 2000.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President and Chief Executive Officer


                                   OPTIONEE

                                   Print Name:     Edward A. Celano

                                   Sign Name: _______________________________

                                   Address:

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        4,800
Purchase Price Per Share:        $0.45

                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES            EXPIRATION DATE
      September 7, 2000                 4,800                 September 7, 2007

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 9th DAY OF March 2000.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President and Chief Executive Officer


                                   OPTIONEE

                                   Print Name:     Edward A. Celano

                                   Sign Name: _______________________________

                                   Address:

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        1,000
Purchase Price Per Share:        $0.1875


                          VESTING & EXPIRATION SCHEDULE

        VESTING DATE                NUMBER OF SHARES           EXPIRATION DATE
      September 9, 1999                  1,000                September 9, 2006

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 10th DAY OF October 2000.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President and Chief Executive Officer


                                   OPTIONEE

                                   Print Name:     Edward A. Celano

                                   Sign Name: _______________________________

                                   Address:

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        7,500
Purchase Price Per Share:        $0.025


                          VESTING & EXPIRATION SCHEDULE

       VESTING DATE                 NUMBER OF SHARES            EXPIRATION DATE
      October 10, 2000                   7,500                 October 10, 2007

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 12th DAY OF October 2000.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President and Chief Executive Officer


                                   OPTIONEE

                                   Print Name:     Edward A. Celano

                                   Sign Name: _______________________________

                                   Address:

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        50,000
Purchase Price Per Share:        $0.09

                          VESTING & EXPIRATION SCHEDULE


       VESTING DATE               NUMBER OF SHARES              EXPIRATION DATE
      October 12, 2000                 50,000                  October 12, 2007

2001 Plan

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Grantee has hereunto set his or her hand, all as of the April 23, 2002 LIFE MEDICAL SCIENCES, INC.

                                   By:
                                   Title:   Chairman, President and CEO


                                   GRANTEE

                                   Print Name: Edward A. Celano

                                   Sign Name: _______________________________

                                   Address:__________________________________

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option: 50,000
Purchase Price Per Share:  $0.19

                          VESTING & EXPIRATION SCHEDULE


       VESTING DATE                NUMBER OF SHARES              EXPIRATION DATE

      April 23, 2002                    50,000                   April 23, 2009

2001 Plan

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Grantee has hereunto set his or her hand, all as of the April 23, 2003 LIFE MEDICAL SCIENCES, INC.

                                   By:
                                   Title:   Chairman, President and CEO


                                   GRANTEE

                                   Print Name: Walter Maupay

                                   Sign Name: _______________________________

                                   Address:__________________________________

                                     _______________________________________

                                   Social Security Number: _____________________



                               OPTION INFORMATION

Total Number of Shares Underlying Option: 50,000
Purchase Price Per Share:  $0.30


                          VESTING & EXPIRATION SCHEDULE

        VESTING DATE              NUMBER OF SHARES             EXPIRATION DATE

       April 23, 2003                  50,000                  April 23, 2010

Outside of Plan

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 28th DAY OF May 1998.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President & Chief Executive Officer


                                   OPTIONEE:

                                   Print Name: Irwin M. Rosenthal
                                   Sign Name:

                                   Address:  __________________________________

                                   __________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        100,000
Purchase Price Per Share:        $2.00


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                  NUMBER OF SHARES             EXPIRATION DATE
      May 28, 1998                      100,000                   May 28, 2005

Outside of Plan

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 15th DAY OF June 1999.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President & Chief Executive Officer


                                   OPTIONEE:

                                   Print Name: Irwin M. Rosenthal
                                   Sign Name:

                                   Address:  __________________________________

                                   __________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        5,940
Purchase Price Per Share:        $0.25


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      June 15, 1999                      5,940                   June 15, 2006

Outside of Plan

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 28th DAY OF May 1998.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President & Chief Executive Officer


                                   OPTIONEE:

                                   Print Name: Irwin M. Rosenthal
                                   Sign Name:

                                   Address:  __________________________________

                                   __________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        50,000
Purchase Price Per Share:        $2.00


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                  NUMBER OF SHARES             EXPIRATION DATE
      June 18, 1997                      50,000                   June 18, 2004

Outside Plans

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 15th day of January 1999.

                                    LIFE MEDICAL SCIENCES, INC.


                                    By:
                                    Title: Vice President & Chief Financial
                                           Officer



                                    OPTIONEE

                                    Print Name:     Robert P. Hickey

                                    Sign Name: _______________________________

                                    Address:

                                        _______________________________________

                                    Social Security Number: ____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        34,300
Purchase Price Per Share:        $0.05


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                  NUMBER OF SHARES            EXPIRATION DATE
      March 31, 1999                    34,300                   March 31, 2006

Outside Plans

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 9th day of March 2000.

                                    LIFE MEDICAL SCIENCES, INC.


                                    By:
                                    Title: Vice President & Chief Financial
                                           Officer


                                    OPTIONEE

                                    Print Name:     Robert P. Hickey

                                    Sign Name: _______________________________

                                    Address:

                                        _______________________________________

                                    Social Security Number: ____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        48,507
Purchase Price Per Share:        $1.4375


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                  NUMBER OF SHARES            EXPIRATION DATE
      March 9, 2000                      48,507                  March 9, 2007

2000 Plan

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 9TH DAY OF MARCH, 2000.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:   Secretary


                                   OPTIONEE

                                   Print Name:  Robert P. Hickey

                                   Sign Name: _______________________________

                                   Address:

                                     _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:           51,493
Purchase Price Per Share:        $1.4375


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                  NUMBER OF SHARES            EXPIRATION DATE
      March 9, 2000                     51,493                   March 9, 2007

Outside Plans

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 15th day of March 1999.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title: Vice President & Chief Financial
                                          Officer


                                   OPTIONEE

                                   Print Name:     Robert P. Hickey

                                   Sign Name: _______________________________

                                   Address:

                                       _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        10,000
Purchase Price Per Share:        $0.1875

                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                  NUMBER OF SHARES           EXPIRATION DATE
      March 31, 1999                    10,000                  March 31, 2006

Outside Plans

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 28th day of May, 1998.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  Vice President & Chief Financial
                                           Officer


                                   OPTIONEE

                                   Print Name:     Robert P. Hickey

                                   Sign Name: _______________________________

                                   Address:

                                       _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        107,750
Purchase Price Per Share:        $4.00


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                  NUMBER OF SHARES            EXPIRATION DATE
      May 28, 1997                       26,937                  May  28, 2004
      May 28, 1998                       26,937                  May 28, 2005
      May 28, 1999                       26,938                  May 28, 2006
      May 28, 2000                       26,938                  May 28, 2007

Outside Plans

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 28th day of May 1998.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  Vice President & Chief Financial
                                           Officer


                                   OPTIONEE

                                   Print Name:     Robert P. Hickey

                                   Sign Name: _______________________________

                                   Address:

                                       _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        50,000
Purchase Price Per Share:        $2.00


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      May 28, 1998                      50,000                   May 28, 2005

Outside Plans

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 28th day of May 1998.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  Vice President & Chief Financial
                                           Officer


                                   OPTIONEE

                                   Print Name:     Robert P. Hickey

                                   Sign Name: _______________________________

                                   Address:

                                       _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        100,000
Purchase Price Per Share:        $1.31


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      May 28, 1998                       50,000                  May 28, 2005
      May 28, 1999                       50,000                  May 28, 2006

Outside Plans

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 31st day of May, 1998.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title: Vice President & Chief Financial
                                          Officer


                                   OPTIONEE

                                   Print Name:     Robert P. Hickey

                                   Sign Name: _______________________________

                                   Address:

                                       _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        25,148
Purchase Price Per Share:        $0.14


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                  NUMBER OF SHARES            EXPIRATION DATE
      May 31, 1998                       25,148                   May 31, 2005

Outside Plans

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 17th day of June, 1997.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title: Vice President & Chief Financial
                                          Officer


                                   OPTIONEE

                                   Print Name:     Robert P. Hickey

                                   Sign Name: _______________________________

                                   Address:

                                       _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        50,000
Purchase Price Per Share:        $4.00


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      June 17, 1997                     25,000                   June 17, 2004
      June 17, 1998                     25,000                   June 17, 2005

Outside Plans

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 5th day of December 1999.

                                    LIFE MEDICAL SCIENCES, INC.


                                    By:
                                    Title: Vice President & Chief Financial
                                           Officer


                                    OPTIONEE

                                    Print Name:     Robert P. Hickey

                                    Sign Name: _______________________________

                                    Address:

                                        _______________________________________

                                    Social Security Number: ___________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        100,000
Purchase Price Per Share:        $0.5625


                          VESTING & EXPIRATION SCHEDULE

       VESTING DATE                 NUMBER OF SHARES           EXPIRATION DATE
      December 5, 1999                   100,000               December 5, 2006

Outside Plans

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 19th day of December 2000.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title: Vice President & Chief Financial
                                          Officer


                                   OPTIONEE

                                   Print Name:     Robert P. Hickey

                                   Sign Name: _______________________________

                                   Address:

                                       _______________________________________

                                   Social Security Number: _____________________


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        92,251
Purchase Price Per Share:        $2.00


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES              EXPIRATION DATE
      May 29, 1997                      23,062                    May 29, 2004
      May 29, 1998                      23,062                    May 29, 2005
      May 29, 1999                      23,063                    May 29, 2006
      May 29, 2000                      23,063                    May 29, 2007

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 9th DAY OF March 2000.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President & Chief Executive Officer


                                   OPTIONEE:

                                   Print Name:      Walter R. Maupay
                                   Sign Name:

                                   Address:
                                      _________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        522
Purchase Price Per Share:        $0.36


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      March 9, 2000                      2,000                   March 9, 2007

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 11th DAY OF April 2000.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President & Chief Executive Officer


                                   OPTIONEE:

                                   Print Name:      Walter R. Maupay
                                   Sign Name:

                                   Address:
                                      _________________________________________

                                   Social Security Number:



                               OPTION INFORMATION

Total Number of Shares Underlying Option:        1,200
Purchase Price Per Share:        $0.16

                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES              EXPIRATION DATE
      April 11, 2000                     1,200                   April 11, 2007

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 15th DAY OF June 1999.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President & Chief Executive Officer


                                   OPTIONEE:

                                   Print Name:      Walter R. Maupay
                                   Sign Name:

                                   Address:
                                      _________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        12,352
Purchase Price Per Share:        $0.20


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES              EXPIRATION DATE
      June 15, 1999                     12,352                   June 15, 2006

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 15th DAY OF August 1996.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President & Chief Executive Officer


                                   OPTIONEE:

                                   Print Name:      Walter R. Maupay
                                   Sign Name:

                                   Address:
                                      _________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        7,184
Purchase Price Per Share:        $7.88


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      August 15, 1997                    3,592                  August 15, 2004

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 13th DAY OF June 2000.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President & Chief Executive Officer


                                   OPTIONEE:

                                   Print Name:      Walter R. Maupay
                                   Sign Name:

                                   Address:
                                      _________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        6,000
Purchase Price Per Share:        $0.06


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      June 13, 2000                      6,000                   June 13, 2007

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 25th DAY OF July 2000.

                                    LIFE MEDICAL SCIENCES, INC.


                                    By:
                                    Title:  President & Chief Executive Officer


                                    OPTIONEE:

                                    Print Name:      Walter R. Maupay
                                    Sign Name:

                                    Address:
                                       _________________________________________

                                    Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        3,700
Purchase Price Per Share:        $0.05


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      July 25, 2000                      3,700                   July 25, 2007

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 1st DAY OF August 2000.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President & Chief Executive Officer


                                   OPTIONEE:

                                   Print Name:      Walter R. Maupay
                                   Sign Name:

                                   Address:
                                      _________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        3,700
Purchase Price Per Share:        $0.05


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      August 1, 2000                     3,700                   August 1, 2007

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 7th DAY OF September 2000.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President & Chief Executive Officer


                                   OPTIONEE:

                                   Print Name:      Walter R. Maupay
                                   Sign Name:

                                   Address:
                                      _________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        4,800
Purchase Price Per Share:        $0.04

                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES            EXPIRATION DATE
      September 7, 2000                 4,800                 September 7, 2007

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 10th DAY OF October 2000.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President & Chief Executive Officer


                                   OPTIONEE:

                                   Print Name:      Walter R. Maupay
                                   Sign Name:

                                   Address:
                                      _________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        7,500
Purchase Price Per Share:        $0.025


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      October 10, 2000                   7,500                 October 10, 2007

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 11th DAY OF October 2000.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President & Chief Executive Officer


                                   OPTIONEE:

                                   Print Name:      Walter R. Maupay
                                   Sign Name:

                                   Address:
                                      _________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        8,333
Purchase Price Per Share:        $0.023


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES            EXPIRATION DATE
      October 11, 2000                   8,333                 October 11, 2007

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 12th DAY OF October 2000.

                                    LIFE MEDICAL SCIENCES, INC.


                                    By:
                                    Title:  President & Chief Executive Officer


                                    OPTIONEE:

                                    Print Name:      Walter R. Maupay
                                    Sign Name:

                                    Address:
                                       _________________________________________

                                    Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        50,000
Purchase Price Per Share:        $0.09


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      October 12, 2000                  50,000                  October 12, 2007

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 28th DAY OF May 1998.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President & Chief Executive Officer


                                   OPTIONEE:

                                   Print Name:      Walter R. Maupay
                                   Sign Name:

                                   Address:
                                      _________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        100,000
Purchase Price Per Share:        $2.00

                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES              EXPIRATION DATE
      May 28,1998                      100,000                    May 28, 2005

Outside of Plan

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 28th DAY OF May 1998.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title: President and CEO


                                   OPTIONEE:

                                   Print Name: Eli Pines
                                   Sign Name:

                                   Address:  __________________________________

                                   __________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        30,000
Purchase Price Per Share:        $1.31


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                  NUMBER OF SHARES             EXPIRATION DATE
      May 28, 1998                       15,000                   May 28, 2005
      May 28, 1999                       15,000                   May 28, 2006

Outside of Plan

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 28th DAY OF May 1998.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title: President and CEO


                                   OPTIONEE:

                                   Print Name: Eli Pines
                                   Sign Name:

                                   Address:  __________________________________

                                   __________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        20,000
Purchase Price Per Share:        $2.00


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                  NUMBER OF SHARES             EXPIRATION DATE
      June 12, 1997                      20,000                   June 12, 2004

Outside of Plan

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 5th DAY OF May 1999.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title: President and CEO


                                   OPTIONEE:

                                   Print Name: Edward A. Celano
                                   Sign Name:

                                   Address:  __________________________________

                                   __________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:        50,000
Purchase Price Per Share:        $1.00


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                  NUMBER OF SHARES             EXPIRATION DATE
      May 5, 1999                      50,000                     May 5, 2006

Outside of Plan

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 16th DAY OF August 1996.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President and CEO


                                   OPTIONEE:

                                   Print Name:      Walter R. Maupay
                                   Sign Name:

                                   Address:
                                      _________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:       26,148
Purchase Price Per Share:        $2.00


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      August 15, 1997                   13,074                  August 15, 2004
      August 15, 1997                   13,074                  August 15, 2005

2000 Plan-no early termination

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 16th DAY OF August 1996.

                                   LIFE MEDICAL SCIENCES, INC.


                                   By:
                                   Title:  President and CEO


                                   OPTIONEE:

                                   Print Name:      Walter R. Maupay
                                   Sign Name:

                                   Address:
                                      _________________________________________

                                   Social Security Number:


                               OPTION INFORMATION

Total Number of Shares Underlying Option:       2,000
Purchase Price Per Share:        $0.09


                          VESTING & EXPIRATION SCHEDULE

      VESTING DATE                 NUMBER OF SHARES             EXPIRATION DATE
      December 9, 1999                  2,000                   December 9, 2006